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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   __________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)         January 21, 2004
                                                --------------------------------


                    Pennsylvania Real Estate Investment Trust
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             (Exact Name of Registrant as Specified in its Charter)


Pennsylvania                        1-6300                  23-6216339
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(State or Other Jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)


The Bellevue, 200 S. Broad Street, Philadelphia, Pennsylvania         19102
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(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code:  (215) 875-0700
                                                   -----------------------------


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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.        Other Events and Regulation FD Disclosure.
               ------------------------------------------

         On January 21, 2004, Pennsylvania Real Estate Investment Trust announced its intention to create a new five-person Office of the Chairman and to make several changes related to its executive officers. A copy of the press release making that announcement is filed as Exhibit 99 to this report, and the press release (including the disclaimer contained in the press release related to "forward-looking statements") is incorporated by reference in this report.


Item 7.        Financial Statements and Exhibits.
               ----------------------------------

         (c) Exhibits.

               99       Press Release, dated January 21, 2004.









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         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST



Date:  January 29, 2004             By: /s/ Jonathan B. Weller
                                        ----------------------------------------
                                        Jonathan B. Weller
                                        President and Chief Operating Officer














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                                  Exhibit Index
                                  -------------

                  99       Press Release, dated January 21, 2004.

























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